UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2005

GARDENBURGER, INC.

(Exact name of registrant as specified in its charter)

Oregon	0-20330	93-0886359
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15615 Alton Parkway, Suite 350, Irvine, CA		92618
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (949) 255-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into Material Definitive Agreement.

On July 19, 2005, the Registrant entered into five Second Amended and Restated Retention Agreements (collectively, the “Agreements”) with each of its three executive officers and with two key employees (the “Executives”). The Executives are Scott C. Wallace, Chief Executive Officer, President and Chairman of the Board, James W. Linford, Senior Vice President and Chief Operating Officer, Robert T. Trebing, Jr., Senior Vice President and Chief Financial Officer, Robert Dixon, Vice President of Sales and Lori Luke, Vice President of Marketing.

The Agreements amend and restate the Amended and Restated Retention Agreements (the “Original Agreements”) entered into by and between the Registrant and each of the Executives on May 4, 2005, in order to, among other things, provide for payment to each of the Executives in the event of a change in control of the Registrant occurring through means other than the execution of a definitive agreement. The Original Agreements are filed as exhibits to the Registrant’s Form 8-K, filed on May 9, 2005.

The Original Agreements provided for payment of 75% of a retention bonus on the date of the Registrant’s execution of a definitive agreement (“Definitive Agreement”), the consummation of which would result in a Change in Control or Going Private Transaction (each as defined in the Original Agreements), with the remaining 25% of the retention bonus payable following the date of the consummation of the transactions contemplated by the Definitive Agreement.

The Agreements amend the Original Agreements in order to add a provision providing for payment of 100% of the retention bonus immediately following the date of a Change in Control of the Registrant. If the signing of a Sale Transaction (as defined in the Agreements) and/or a Change in Control does not occur by January 27, 2007, the full 100% of the retention bonus is payable to the Executive.

The Agreements also provide for payment of a retention bonus if the Executive’s employment by the Registrant is terminated by the Registrant without Cause (as defined in the Agreements) other than in connection with the Executive’s death or Disability (as defined in the Agreements).

These retention bonuses are subject to certain conditions set forth in the Agreements. The Agreements are filed as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(c)           Exhibits

Exhibit No.	Description

10.1	Second Amended and Restated Retention Agreement, dated July 19, 2005, by and between Gardenburger, Inc. and Scott C. Wallace.

Exhibit No.	Description

10.2	Second Amended and Restated Retention Agreement, dated July 19, 2005, by and between Gardenburger, Inc. and James W. Linford.

10.3	Second Amended and Restated Retention Agreement, dated July 19, 2005, by and between Gardenburger, Inc. and Robert T. Trebing, Jr.

10.4	Second Amended and Restated Retention Agreement, dated July 19, 2005, by and between Gardenburger, Inc. and Robert Dixon.

10.5	Second Amended and Restated Retention Agreement, dated July 19, 2005, by and between Gardenburger, Inc. and Lori Luke.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GARDENBURGER, INC.

July 19, 2005	By:	/s/ Robert T. Trebing, Jr.
Robert T. Trebing, Jr.
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Second Amended and Restated Retention Agreement, dated July 19, 2005, by and between Gardenburger, Inc. and Scott C. Wallace.

10.2	Second Amended and Restated Retention Agreement, dated July 19, 2005, by and between Gardenburger, Inc. and James W. Linford.

10.3	Second Amended and Restated Retention Agreement, dated July 19, 2005, by and between Gardenburger, Inc. and Robert T. Trebing, Jr.

10.4	Second Amended and Restated Retention Agreement, dated July 19, 2005, by and between Gardenburger, Inc. and Robert Dixon.

10.5	Second Amended and Restated Retention Agreement, dated July 19, 2005, by and between Gardenburger, Inc. and Lori Luke.